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                                                                    Exhibit 23.1



                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Efficient Networks, Inc.:

We consent to the use of our reports dated November 9, 2000 on the consolidated financial statements of Efficient Networks, Inc. incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                              /s/ KPMG LLP

Dallas, Texas
February 2, 2001